Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill
The Company records as goodwill the excess of the purchase price over the fair value of the net assets acquired. Once the final valuation has been performed for each acquisition, adjustments may be recorded. Goodwill is tested and reviewed annually for impairment during the fourth quarter or whenever there is a significant change in events or circumstances that indicate that the fair value of the asset may be less than the carrying amount of the asset.
The changes in the carrying amount of goodwill are as follows:

In thousands	North America	South America	Europe	Asia	Total
December 29, 2012	$39,129	$6,851	$—	$34,628	$80,608
Acquisitions	33,699	—	—	—	33,699
Impairment	—	—	—	—	—
Translation	781	—	—	240	1,021
December 28, 2013	$73,609	$6,851	$—	$34,868	$115,328
Acquisitions	5,688	127,959	—	—	133,647
Impairment	—	(6,851)	—	—	(6,851)
Translation	(781)	(20,597)	—	(192)	(21,570)
December 31, 2014	$78,516	$107,362	$—	$34,676	$220,554

As of December 29, 2012, the Company had recorded goodwill of $80.6 million. The balance primarily related to the Merger in which $86.4 million was recorded as goodwill, net of a $7.6 million impairment charge to goodwill in the fourth quarter of 2011 as a result of its annual goodwill impairment test. Other than the amount recorded during 2011, the Company does not have any accumulated impairment losses through December 28, 2013.
On September 15, 2013, PGI Acquisition Limited, a wholly-owned subsidiary of the Company, entered into an agreement with Fiberweb containing the terms of a cash offer to purchase 100% of the issued and to be issued ordinary share capital of Fiberweb. The Acquisition was consummated on November 15, 2013 and funded on November 27, 2013 with the proceeds of the Bridge Facilities. The purchase price has been allocated to assets acquired and liability assumed based on the fair value estimates of such assets and liabilities at the date of acquisition. As a result, the Company recorded $33.7 million as goodwill.
On January 27, 2014, PGI Acquisition Company, a wholly-owned subsidiary of the Company, entered into an agreement with Providência to acquire a 71.25% controlling interest in Providência. The acquisition was consummated on June 11, 2014 and funded with the proceeds from borrowings under an incremental term loan amendment to the Company's existing Senior Secured Credit Agreement as well as the proceeds form the issuance of $210.0 million of 6.875% Senior Unsecured Notes due in 2019. The purchase price has been allocated to assets acquired and liabilities assumed based on the fair value estimates of such assets and liabilities at the date of acquisition. As a result, the Company recorded $133.6 million as goodwill.
In connection with the Providência Acquisition, the Company realigned its internal reporting structure to reflect its new organizational structure and business focus. Per ASC 350, "Goodwill and Other" ("ASC 350"), goodwill is required to be tested for impairment both before and after a reorganization. As a result, the Company performed a qualitative assessment during the third quarter and determined that goodwill was not impaired at any of the reporting units prior to the reorganization. Subsequent to the reorganization, the Company performed an interim goodwill impairment test and determined that the fair value of goodwill at the Argentina/Colombia reporting unit was zero and that all of its goodwill would be impaired. As a result, the Company recorded a non-cash impairment charge of $6.9 million. Refer to Note 13, "Fair Value of Financial Instruments" for further information on the interim goodwill impairment test.